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                                                                    Exhibit 10.4

                        LICENSE AND MARKETING AGREEMENT


     This Agreement ("Agreement") is entered into effective as of November 6, 1997 ("Effective Date") between Electronic Submission Publishing Systems, Inc., a Delaware corporation, 1300 Virginia Drive, Fort Washington, Pennsylvania 19034 ("ESPS") and Adobe Systems Incorporated, a Delaware corporation, 345 Park Avenue, San Jose, California 95110 ("Adobe").


                                     RECITAL


     ESPS develops, markets and supports software products designed to manage, generate, publish, and distribute high quality regulatory submissions. Adobe develops, markets and supports software products that enable users to express and use information across print and electronic media. ESPS and Adobe desire that Adobe market and distribute retail and OEM products containing certain PDF transformation and publishing software developed by ESPS. Therefore, subject to the terms and conditions of this Agreement, ESPS has agreed to grant Adobe a license to market and distribute the object code of such products in the retail and OEM markets.


     NOW, THEREFORE, intending to be legally bound hereby, ESPS and Adobe agree as follows:

1.   DEFINITIONS


     Defined terms used in this Agreement shall have the meanings set forth below:

     1.1. "Acrobat" shall mean Adobe's Acrobat software products, including current and future versions of the Acrobat products.

     1.2. "Adobe Quarter" shall mean the three (3) month periods following Adobe's fiscal year beginning December 1.

     1.3. "Affiliate" shall mean, with respect to any Party, any other party which directly or indirectly controls, is controlled by, or is under common control with, such Party. A party shall be regarded as in control of another party if it owns, or directly or indirectly controls, at least fifty percent (50%) of the voting stock or other ownership interest of the other party, or if it directly or indirectly possesses the power to direct or cause the direction of the management and policies of the other party by any means whatsoever.

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     1.4.  "Alpha Release" shall mean, a functionally complete version of the
ESPS software (including installer) and the frozen APIs. The version may contain bugs but testing has begun with test plans and test documentation written during the development phase and further planned development requires only correction of outstanding bugs unless Adobe and ESPS mutually agree on the additional features and any necessary changes to the Specifications and Delivery Schedule.

     1.5. "Beta Release" shall mean, a release which contains all features and no severity 4 bugs (highest level) unless agreed upon by ESPS and Adobe and draft documentation shall be completed. For the purpose of this provision, a "Severity 4 Bug" means any bug that crashes the system, hangs the application, or causes a loss of data.

     1.6. "Change in Control" shall mean the sale of a majority of the outstanding voting shares of ESPS to a direct competitor of Adobe or the merger or consolidation of ESPS into, or the sale of all or substantially all of the assets of ESPS to, a direct competitor. For purposes of this Section 1.3, a direct competitor of Adobe shall mean a company that develops, manufactures and/or distributes software that directly competes with Acrobat.

     1.7. "Client/Server Licenses" shall mean licenses by Adobe in Adobe's customary distribution markets for networked client/server systems of the combination of (i) the PDFPress Server Software, and (ii) copies of Acrobat that contain the PDFPress Client Software.

     1.8. "Confidential Information" shall mean confidential or other proprietary information that is disclosed by ESPS or Adobe to the other Party under the terms of this Agreement, including without limitation, software code and designs, product specifications, and documentation, business and product plans, and other confidential business information. Confidential Information shall not include information which: (i) is or becomes public knowledge without any action by, or involvement of the receiving Party; (ii) is disclosed by the receiving Party with the prior written approval of the disclosing Party; (iii) is independently developed by the receiving Party without the use of any Confidential Information received from the other Party under this Agreement; and
(iv) is disclosed pursuant to any judicial or governmental order, provided that the receiving Party gives the disclosing Party sufficient prior notice to contest such order.

     1.9.  "Effective Date" shall mean November 6, 1997.

     1.10. "Enterprise Licenses" shall mean multiple-copy or multiple-seat licenses by Adobe of the non-networked version of Acrobat that contains the PDFPress Client Software, including without limitation any multiple-copy or multiple-seat licenses sold as bundled products or sold through Adobe's customary distribution channels.

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     1.11. "ESPS Documentation" shall mean the initial version of the explanatory and informational materials concerning the ESPS Software delivered by ESPS under Section 5.1.

     1.12. "ESPS Software" shall mean the PDFPress Client Software, PDFPress Standalone Client Software and PDFPress Server Software and any subsequent modifications, updates and or upgrades by ESPS as provided in Section 5.3.

     1.13. "Intellectual Property Rights" shall mean all forms of intellectual property rights and protections that may be obtained for, or may pertain to, Acrobat, ESPS Software and Confidential Information, including, without limitation, all right, title and interest arising under the common law, state law, Federal law, and laws of foreign countries to all: (i) letters patent, and filed, pending or potential applications for letters patent, including any reissue, reexamination, division, continuation or continuation-in-part applications; (ii) trade secrets, and all trade secret rights and equivalent rights; (iii) mask works, copyrights and other literary property or authors rights, whether or not protected by copyright or as a mask work; and (iv) trademarks, trade names, symbols, logos, and/or brand names.

     1.14. "Level I Support" shall mean the following Support Services: acceptance of and response to customer inquiries, in writing, by telephone, or by electronic mail, concerning the use and operation of the ESPS Software and any possible errors or defects in the ESPS Software.

     1.15. "Level II Support" shall mean the following Support Services: replication and testing of Material Defects in the ESPS Software and correction of Material Defects that do not require access to Source Code.

     1.16. "Level III Support" shall mean the following Support Services: correction of Material Defects in the ESPS software that require access to Source Code.

     1.17. "License Fee" shall mean an up-front payments by Adobe to ESPS under
Section 6.1. The total License Fee shall be one million three-hundred thousand dollars ($1,300,000) and shall be paid in four installments as set forth in
Section 6.1.

     1.18. Marks shall mean all trademarks, trade names, symbols, logos and/or brand names adopted from time to time to identify a Party, product or service.

     1.19. Material Defect shall mean any reported malfunction, error or other defect in the ESPS Software that: (i) can be reproduced by ESPS and Adobe; and
(ii) constitutes a substantial nonconformity with the Specifications for such ESPS Software.

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     1.20. "Named Accounts" shall mean those OEM customers with which ESPS has an established an ongoing business relationship and which are set forth in Exhibit C. Additional ESPS OEM customers may be added as Named Accounts under this Agreement by the mutual agreement of Adobe and ESPS.

     1.21. "Net Revenues" shall have the meaning set forth in Section 6.3.

     1.22. "Object Code" shall mean machine readable program code containing actual computer instructions.

     1.23. "OEM Customer" shall mean a distributor that incorporates the ESPS Software in its products and distributes the ESPS Software as a component of such products.

     1.24. "OEM Licenses" shall mean licenses of the ESPS Software by Adobe or ESPS to OEM Customers.

     1.25. "Parties" shall mean ESPS and Adobe collectively and "Party" shall mean either ESPS or Adobe.

     1.26. "PDFPress Client Software" shall mean the ESPS Software set forth in Exhibit A that is licensed to Adobe for distribution as a component of Acrobat for client machines in Adobe's customary distribution channels.

     1.27. "PDFPress Server Software" shall mean the ESPS software set forth in Exhibit A that is licensed to Adobe for use on file server machines.

     1.28. "PDFPress Standalone Client Software" shall mean the PDFPress Client Software set forth in Exhibit A that is licensed to Adobe to be sold on a standalone basis rather than as a component of Acrobat.

     1.29. "Release Candidate version" shall mean, a release of the ESPS software with no severity 4 bugs (highest level) and a minimum number of other Material Defects and shall perform at a quality level consistent with recently published products from Adobe. For the purpose of this provision, a "Severity 4 Bug" means any bug that crashes the system, hangs the application, or causes a loss of data.

     1.30. "Royalty Advance" shall mean the advance royalty payment by Adobe to ESPS under Section 6.4. The Royalty Advance shall be a non-refundable payment of five hundred thousand dollars ($500,000).

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     1.31. "Source Code" shall mean program code expressed in a form suitable for modification by humans.

     1.32. "Source Code License Fee" shall mean the fee paid by Adobe to ESPS under Section 2.7 for a license of the Source Code for the ESPS Software. The Source Code Fee shall equal three times (3x) Adobe's Net Revenues for OEM Licenses for the twelve (12) month period prior to the initial date of the Source Code license, plus three times (3x) the royalties paid by Adobe to ESPS for all other licenses of the ESPS Software during such twelve (12) month period.

     1.33. "Specifications" shall mean the specifications applicable to the ESPS Software set forth in Exhibit A.

     1.34. "Support Failure" shall mean, subject to the provisions for cure under Section 12.2, the failure of ESPS to provide Adobe with Level III Support in accordance with the terms of Section 5.5.

     1.35. "Support Services" shall mean (i) providing qualified personnel to furnish technical support for the ESPS Software; (ii) diagnosis and correction of Material Defects of the ESPS Software via telephone, remote system access, magnetic media, repair or replacement; and (iii) delivery of all updates to the ESPS Software.

     1.36. "Term" shall mean the period beginning on the Effective Date and terminating on the date this Agreement is terminated under Article 12.

2.   LICENSE RIGHTS

     2.1. Grant of License. Subject to the provisions of this Agreement, during the license terms set forth in Section 2.2, ESPS shall grant to Adobe an exclusive, non-transferable, world-wide license to

          (i) use and reproduce the ESPS Software in Object Code form on an internal basis in connection with the manufacture by Adobe of copies of PDFPress Server, PDFPress Standalone and copies of Acrobat that contain the PDFPress Client Software and, subject to the terms of Section 5.1, the PDFPress Standalone Client Software;

          (ii) market, distribute and sublicense the PDFPress Client Software in Object Code form (either directly or through its customary distribution channels) solely as part of licenses of Acrobat;


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          (iii)  market, distribute and sublicense, in Object Code form (either directly or through its customary distribution channels), the PDFPress Server Software and, subject to the terms of Section 5.1, the PDFPress Standalone Client Software;

          (iv) use, reproduce, make derivative works of, and distribute the ESPS Documentation to support the marketing and distribution of the ESPS Software; and in connection with the localization efforts by Adobe under
     Section 4.6 of this Agreement, the ESPS Software in Object Code form.

     2.2. License Term. The term of the licenses for the PDFPress Client Software and the PDFPress Server Software shall commence upon delivery and acceptance of the Release Candidate of the PDFPress Client Software and the PDFPress Server Software and the full payment of Adobe of the License Fee. The term of the license for the PDFPress Standalone Client Software shall commence upon delivery and acceptance of the PDFPress Standalone Client Software to Adobe under the terms of Section 5.1. The term of the license for all of the ESPS Software shall terminate upon the terms set forth in Article 12.

     2.3. Exclusivity. In consideration of Adobe's marketing efforts and the licensing and royalty fees paid under this Agreement, during the term of this Agreement, ESPS will not enter into any marketing or licensing agreement with any other party for distribution of the ESPS Software on a stand-alone basis; provided that nothing in this Agreement shall prevent ESPS from (i) distributing, marketing, and sublicensing the ESPS Software to Named Accounts, or (ii) using or distributing the functionality contained in the ESPS Software as part of any other ESPS product, including without limitation ESPS's CoreDossier Products provided, however, in no event during the term of the agreement shall ESPS sublicense the ESPS Software.

     2.4. Restrictions. Adobe shall not use, copy, modify, sell, assign, sublicense, or otherwise transfer or disclose the ESPS Software, in whole or in part, except as permitted under this Agreement. All copies of the ESPS Software must contain the copyright and other proprietary notices contained in the ESPS Software delivered to Adobe under Section 5.1 and shall contain ESPS' Marks in conformance with the requirements in Section 4.4 regarding use of ESPS's name on Adobe products.

     2.5. Sublicense Agreements. Adobe is authorized to sublicense the ESPS Software only under the terms of this Agreement. Each such sublicense shall be subject to Adobe's standard written license agreement which shall contain terms substantially similar to the terms no less protective than those contained in the Adobe license agreement attached hereto as Exhibit D.

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     2.6. Marketing Limitations. In consideration of the exclusive license from
ESPS under this Agreement, during the term of this Agreement, neither Adobe, nor any Affiliate of Adobe, shall (i) market, promote or sublicense the PDFPress Client Software on a stand alone basis separate from Acrobat (the PDFPress Standalone Client Software may be marketed on a stand-alone basis); or (ii) market, promote or sublicense any product to the Named Accounts that is directly competitive with the PDFPress Server Software that is sold to OEM Customers during the twelve (12) month period of exclusivity set forth in Section 5.7, provided nothing in this provision shall prevent Adobe or its Affiliates from marketing, promoting or sublicensing any product to an end user where the software from a Named Account is installed.

     2.7. Source Code License. In the event that there is a Support Failure or a Change in Control, within seven (7) days of payment of the Source Code License Fee by Adobe to ESPS, ESPS shall: (i) deliver to Adobe a complete set of the Source Code to the ESPS Software and all documents, programming tools, utilities, file layouts, and other materials that are necessary for a computer programmer to use or modify the ESPS Software on behalf of Adobe, and (ii) grant to Adobe a license to use, reproduce and modify the ESPS Software in Source Code form on an internal basis in connection with the manufacture, distribution and maintenance by Adobe of copies of PDFPress Server, PDFPress Standalone Client Software and copies of Acrobat that contain PDFPress Client Software.

3.   INTELLECTUAL PROPERTY RIGHTS

     3.1. ESPS Intellectual Property Rights. Adobe hereby recognizes that ESPS retains all Intellectual Property Rights in the ESPS Software, ESPS Documentation and the Confidential Information received by Adobe from ESPS, including without limitation, all corrections and modifications to the ESPS Software and ESPS Documentation, if any, developed by ESPS or Adobe; provided, that ESPS grants to Adobe a perpetual, royalty free, unrestricted license to corrections or modifications made by Adobe. Adobe hereby assigns to ESPS all Intellectual Property Rights it may possess in the ESPS Software, ESPS Documentation and ESPS' Confidential Information, and all corrections and modifications thereof and agrees (i) to execute all documents, and take all actions, that may be necessary to confirm such rights, and (ii) to retain all proprietary marks, legends and patent and copyright notices that appear on the ESPS Software, ESPS Documentation and Confidential Information delivered to Adobe by ESPS and all whole or partial copies made by Adobe thereof.

     3.2. Adobe's Intellectual Property Rights. ESPS hereby recognizes that Adobe retains all Intellectual Property Rights in Acrobat and the Confidential Information received by ESPS from Adobe, including without limitation, all corrections and modifications to Acrobat, if any, developed by Adobe or ESPS. ESPS hereby assigns to Adobe all Intellectual Property Rights it may posses in Acrobat and Adobe's Confidential Information, and all corrections and modifications thereof and agrees (i) to

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execute all documents, and take all actions, that may be necessary to confirm such rights, and (ii) to retain all proprietary marks, legends and patent and copyright notices that appear on Acrobat and Confidential Information delivered to ESPS by Adobe and all whole or partial copies made by ESPS thereof.

     3.3. Source Code. Except as provided in Section 2.7, Adobe shall not attempt to decompile, disassemble, reverse engineer or use any other process to gain access to the Source Code of the ESPS Software.

     3.4. Confidentiality. The Parties agree not to disclose, or permit any third party or entity access to, the Confidential Information (or any portion thereof) without prior written permission of the disclosing Party (except such disclosure or access which is required to perform any obligations under this Agreement); and to insure that any employees, or any third parties who receive access to the Confidential Information, are advised of the confidential and proprietary nature thereof and are prohibited from copying, utilizing or otherwise revealing the Confidential Information. Without limiting the foregoing, the Parties agrees to employ with regard to the Confidential Information procedures no less restrictive than the procedures used by it to protect its own confidential and proprietary information of a similar nature and that in no event will the Parties employ less than commercially reasonable procedures to protect such Confidential Information.

     3.5. Trademarks. During the Term, subject to the terms of Sections 3.5 and 4.4, the Parties may use the other Party's Marks for only the purposes of marketing and distributing the ESPS Software (for the purposes of ESPS this is only to the Named Accounts). Except as set forth in this Section 3.5, nothing contained in this Agreement shall grant to either Party any right, title or interest in the Marks of the other Party. At no time during or after the Term shall either Party challenge or assist others to challenge the other Party's Intellectual Property Rights in such other Party's Marks or the registration thereof or attempt to register any Marks confusingly similar to the Marks of the other Party.

4.   ADOBE RESPONSIBILITIES

     4.1. Marketing of ESPS Software. Adobe shall, at its own expense, promote the distribution of the ESPS Software on a world-wide basis. At all times during the Term, Adobe shall maintain in its own name, at its own cost, adequate resources to effectively market the ESPS Software, inventory to fulfill market demand for the ESPS Software and trained personnel to enable Adobe to provide competent technical advise and service to its customers.

     4.2. Marketing Events. Adobe shall regularly engage in market making events to showcase the PDFPress Server Software. ESPS shall have the option to

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participate, without cost to ESPS (except for travel and entertainment), in all
OEM market making events for the PDFPress Server Software. Nothing in this Agreement will prohibit ESPS from also marketing the PDFPress Server Software to the Named Accounts.

     4.3. Quality Control. Subject to the obligations of ESPS under Article 8, Adobe shall be fully responsible for quality control assurance for the ESPS Software distributed hereunder, including without limitation, acquisition of all components and supplies for manufacturing copies of the ESPS Software and its documentation and packaging, providing quality control processes for such manufacturing and establishing the testing procedures necessary to assure that the ESPS Software delivered to Adobe's customers will meet or exceed customary industry standards and conform to the Specifications for the ESPS Software.

     4.4. Packaging. Adobe shall be fully responsible for the packaging of the ESPS Software distributed by Adobe hereunder, including without limitation, the design and manufacturing of such packaging, provided that, in addition to retaining all copyright notices and other proprietary rights notices on the ESPS Software delivered under Section 5.1, wherever possible, Adobe shall include at its discretion in the ESPS Software distributed by Adobe under this Agreement, ESPS' Marks on all documentation, and initial splash screens including a specific notation that ESPS is a critical or integral technology provider of Adobe.

     4.5. Manuals. Subject to the license for the ESPS Documentation under
Section 2.1 and the limitations set forth in Section 4.8, Adobe shall be fully responsible for all manual and other documentation provided to Adobe's customers with the ESPS Software distributed by Adobe hereunder.

     4.6. Localization. Except as set forth in Section 5.4, Adobe shall be fully responsible for any localization of the ESPS Software, and its documentation and packaging necessary for marketing the ESPS Software outside of the United States. Adobe shall complete localization of the ESPS Software for French, German and Japanese within twelve (12) months of the acceptance of the Release Candidate under Section 5.2. Upon completion of any localization effort, Adobe will deliver to ESPS a copy of all localized ESPS Software, ESPS Documentation and packaging, and, subject to Adobe's rights in its Marks, ESPS shall have the right to use such localized materials on an internal basis and as a component of software packages distributed by ESPS.

     4.7. Support Services. During the term of this Agreement, subject to the terms of Section 5.5, Adobe shall provide Adobe's customers with Support Services for the ESPS Software distributed by Adobe hereunder, including without limitation, (i) all Level I Support and Level II Support for the ESPS Software at first and second level assistance for such customers; and (ii) any updates to the ESPS Software to be provided

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by ESPS as part of Support Services to its customers. Adobe will not provide support for any other ESPS product containing the functionality of the ESPS Software. Nothing in this Agreement shall require that Adobe modify the ESPS Software.

     4.8. Performance Obligations. Adobe shall represent the ESPS Software accurately and fairly and shall avoid any misleading or unethical business practices. Without the prior written approval of ESPS, Adobe shall not (i) make warranties of functionality or performance on the ESPS Software except as specifically set forth in the ESPS Documentation, or (ii) alter, re-label or change the ESPS Software or Documentation except as provided in Section 4.6 or otherwise in this Agreement. Adobe shall take all necessary steps to ensure compliance by its employees or its other representatives with Adobe's obligations under this Agreement.

5. ESPS OBLIGATIONS

     5.1. Delivery. In accordance with the specifications and timetables identified and mutually agreed upon in Exhibit B, ESPS shall deliver to Adobe:
(i) one master copy each version (Alpha, Beta and Release Candidate versions) of the Object Code of the PDFPress Client Software and PDFPress Server Software, and (ii) one copy of the ESPS Documentation. Upon the mutual agreement of ESPS and Adobe regarding the royalty under Section 6.2(ii), the specifications under Exhibit A and the timetable under Exhibit B, ESPS shall deliver to Adobe: (i) one master copy of the Object Code of the PDFPress Standalone Client Software, and (ii) one copy of the ESPS Documentation related to the PDFPress Standalone Client Software.

     5.2. Acceptance. Upon any delivery of the ESPS Software under Section 5.1, Adobe shall review, test and evaluate the ESPS Software. Within fourteen (14) days after delivery, Adobe shall notify ESPS in writing of (i) acceptance of the delivered version of the ESPS Software, or (ii) any Material Defects. If Adobe notifies ESPS in writing of Material Defects within fourteen (14) days after delivery, ESPS shall promptly correct such defects and return the corrected deliverable for retesting and reevaluation to Adobe. If ESPS fails to correct such Material Defects in the corrected deliverable or fails to provide a corrected deliverable within thirty (30) days of Adobe's original notice, then, subject to the terms of Section 12.2, Adobe may terminate this Agreement. In the event that Adobe fails to notify ESPS of any Material Defect within fourteen
(14) days of the delivery of any deliverable or corrected deliverable, ESPS shall be deemed to have accepted such deliverable.

     5.3. Development. Except for the Level III Services provided under Section 5.5, ESPS shall have no obligation to develop any other modifications, updates or upgrades to the ESPS Software, provided that (i) during the term of this Agreement, in the event that ESPS develops modifications, updates or upgrades to the ESPS Software, such modifications, updates and upgrades shall be delivered to Adobe and included under

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the licenses granted under this Agreement; and (ii) in the event that Adobe desires that the ESPS Software be modified or upgraded in any manner, it shall notify ESPS of such request, including a proposed description of such modifications. Within ninety (90) days of the receipt of such development request, ESPS will provide the specifications for such development, including any terms and conditions for such development. Upon acceptance of such development plan by Adobe, ESPS will complete the development and Adobe will pay ESPS at ESPS' customary rates for the time necessary to complete the development.

     5.4. Localization. Upon Adobe's request, ESPS, at its own expense, shall provide Adobe with a reasonable amount of technical assistance to support Adobe's localization efforts under Section 4.6 including without limitation any modifications to the Source Code for the ESPS Software necessary to complete the localization and to make the ESPS Software compatible with localized versions of the application software programs set forth in Schedule A. ESPS will provide localizable versions of the PDFPress Client software for French and German as part of the Alpha, Beta, and Release Candidate releases. By November 14, 1997, ESPS will provide the date for the localizable version of the PDFPress Software for the Japanese release and will subsequently deliver the localizable software for that release by that date as the parties may agree. In the event that Adobe requires assistance from ESPS for localization other than French, German and Japanese, or compatibility with other application software programs, the parties will mutually agree on the compensation and other terms for such assistance. Other than this reasonably requested content support, Adobe will have sole responsibility for localization of the ESPS Software.

     5.5. Level III Support. During the term of this Agreement and for a period of three (3) years after the termination of this Agreement, at Adobe's request, ESPS shall provide to Adobe: (i) Level III Support for the ESPS Software as third level assistance for the maintenance that Adobe provides directly to its customers; and (ii) any updates to the ESPS Software necessary for Adobe to provide Support Services to its customers. ESPS shall have no obligation to provide such services directly to Adobe's customers or to provide such services if the Material Defect in the ESPS Software is caused by malfunction of non-ESPS hardware or software, by modification of the ESPS Software not made by ESPS, by operator error, or by use of the ESPS Software that is not in accordance with the operating instructions for the ESPS Software.

     5.6. Support Response. If requested by Adobe under Section 5.5, ESPS shall provide telephone consultation within the next business day of ESPS' receipt of a telephone request for Level III Support by Adobe during ESPS standard business hours. ESPS shall provide a means whereby requests for consultation can be recorded outside of standard hours. Subject to the provisions of Section 5.5, ESPS shall use reasonable efforts to provide a workaround within fifteen (15) days of ESPS' receipt of a notice of any Material Defect and to correct such Material Defect within sixty (60) days of ESPS' receipt of such notice.

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     5.7. Named Accounts. ESPS will have the exclusive right to market and license the PDFPress Server Software to the Named Accounts for a period of twelve (12) months after the date of acceptance by Adobe of the Release Candidate version of the ESPS Software under Section 5.2. In the event that ESPS has not licensed the PDF Server Software to the Named Account within such twelve
(12) month period, Adobe may thereafter market and sublicense the PDFPress Server Software to such Named Account. In the event that ESPS has not licensed the accounts in the allotted time but it can demonstrate that it reasonably expects to close a licensing transaction with one or more of the Named Accounts. Adobe agrees to accept a written letter of request for extension, for a period of up to six months, such that ESPS may continue its pursuit of said specified Named Accounts. In the event that ESPS licenses the PDFPress Server Software to a Named Account, ESPS shall execute a written license agreement directly with such Named Account. Support Services for the Named Account will be provided by Adobe and ESPS in the same manner as Support Services are provided for Adobe's customers under Articles 4 and 5.

6.   CONSIDERATION

     6.1. Initial Payments.

          (i) Agreement Execution. Upon execution of the Agreement, Adobe shall pay to ESPS eight hundred thousand dollars ($900,000), consisting of
     (a) four hundred thousand dollars ($400,000) as a refundable pre-payment of the License Fee, and (b) the non-refundable Royalty Advance of five hundred thousand dollars ($500,000).

          (ii) Alpha. Upon acceptance of the Alpha version of the PDFPress Client Software and PDFPress Server Software under Section 5.2, Adobe shall pay to ESPS three hundred thousand dollars ($300,000) as a refundable pre-payment of the License Fee.

          (iii) Beta. Upon acceptance of the Beta version of the PDFPress Client Software and PDFPress Server Software under Section 5.2, Adobe shall pay to ESPS three hundred thousand dollars ($300,000) as a refundable pre-payment of the License Fee.

          (iv) Release Candidate. Upon acceptance of the Release Candidate version of the PDFPress Client Software and PDFPress Server Software under
     Section 5.2, Adobe shall pay to ESPS the remaining three hundred thousand dollars ($300,000) of the License Fee.

          (v) Delivery Delay. In the event that ESPS fails to deliver the Release Candidate version of the PDFPress Client Software and PDFPress

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     Server Software within thirty (30) days of the delivery date set forth in the schedule attached hereto as Exhibit B, Adobe may retain as a penalty ten percent (10%) of the scheduled payment for such version. Such penalty shall not be imposed in the event (i) Adobe has materially changed the specifications or other requirements for the ESPS Software in any manner after the Effective Date; or (ii) the delay is caused by any other action or inaction of Adobe.

     6.2. Royalties.

          (i) PDFPress Client Software.

               (a) Individual Licenses. Except for Enterprise Licenses (6.2(i)(b)), the Client/Server Licenses (6.2(iii)(a)), Bundled Sales (6.2(i)(b)), and OEM Licenses (6.2(iii)(b)), Adobe shall pay a royalty to ESPS equal to one dollar and fifty cents ($1.50) for every copy of Acrobat sold that contains the PDFPress Client Software. For purposes of this Agreement, the sale of a copy of Acrobat shall occur on the date of shipment of the copy of Acrobat by Adobe.

               (b) Enterprise Licenses and Bundled Sales. Adobe shall pay a royalty to ESPS equal to one percent (1%) of the Net Revenues received by Adobe from (a) all Enterprise Licenses for copies of Acrobat that contain the PDFPress Client Software and (b) all licenses of PDFPress Client Software that are distributed in conjunction with other products ("Bundled Sales").

          (ii) PDFPress Standalone Client Software. The royalty for distribution by Adobe of the PDFPress Standalone Client Software shall be determined by mutual agreement of ESPS and Adobe upon the completion of the specifications and timetable for delivery of the Standalone PDFPress Client Software.

          (iii) PDFPress Server Software.

               (a) Client/Server Licenses. Except as provided in Section 6.2(iii)(b), Adobe shall pay a royalty to ESPS equal to ten percent (10%) of the Net Revenues received by Adobe for Client/Server Licenses.

               (b) OEM Licenses. Except for OEM Licenses by Adobe of the PDFPress Server Software to Named Accounts, Adobe shall pay a royalty to ESPS equal to ten percent (10%) of the Net Revenues Adobe receives from all OEM Licenses for the PDFPress

          Server Software. For OEM Licenses by Adobe of the PDFPress Server Software to Named Accounts, Adobe shall pay a royalty to ESPS equal to twenty percent (20%) of the Net Revenues from the OEM License at any time within the first two years after the commencement of the OEM License; the royalty for each such OEM License after the two year period shall be 10%.

     6.3. Revenues.

          (i) Definition. "Net Revenues" mean all revenues received with respect to the distribution of ESPS Software, less the sum of the following: (i) customary discounts; (ii) sales, tariff duties or use taxes; and (iii) credits or refunds provided for returns of the ESPS Software. No deductions shall be made for the cost of distribution, collections or for commissions paid to corporations or individuals. Net Revenues shall also include all license fees and royalties received by Adobe or ESPS, as the case may be, from third parties for products developed which incorporate the ESPS Software.

           (ii) Client/Server Revenues. For purposes of determining Net Revenues for Client/Server Licenses and OEM Licenses, Net Revenues shall include revenues received for all copies of Acrobat that contain the PDFPress Client Software that are distributed in conjunction with, or distributed for use with, the PDFPress Server Software, provided that such copies of PDFPress Client Software are distributed within six (6) months before or after the initial license term for the initial sale of the PDFPress Server Software. In no event shall Adobe pay more than one royalty to ESPS for each copy of Acrobat that contains the PDFPress Client Software that is distributed hereunder.

     6.4. Royalty Advance. On the Effective Date, Adobe shall pay ESPS the Royalty Advance. This advance shall be credited against all royalty payments owed by Adobe under Section 6.2 and will be considered the minimum amount of royalties due under this Agreement.

     6.5. Royalty Payment by ESPS. For Named Accounts where ESPS licenses the PDFPress Server Software to the OEM customer and collects the revenue from such license, ESPS shall pay a royalty to Adobe equal to forty percent (40%) of the Net Revenues to ESPS from the OEM Licenses.

7.   PAYMENT

     7.1. Payment of Royalties. Within thirty (30) days after the end of each Adobe Quarter during this Agreement, each Party shall submit to the other Party the report described in Section 7.2 and pay the other Party all royalties due under Article 6 for such Adobe Quarter, including the number of copies of the ESPS Software distributed (including the number of copies of Acrobat containing the ESPS Software), and all Net Revenue received, during such Adobe Quarter. Payment for all fees under this Agreement shall be in U.S. dollars and submitted to the other Party at its principle place of business or other location that the other Party shall indicate. The other party may impose a service charge of one and one-half percent (1.5%) per month for all amounts not paid when due.

     7.2. Reports. Within thirty (30) days after the end of each Adobe Quarter under this Agreement, each Party shall deliver to the other Party a true and accurate report giving the particulars of the business conducted under this Agreement for the preceeding quarter as shall be pertinent to a royalty accounting under this Agreement. The reports shall include the number of copies of the ESPS Software that have been licensed, the amount of the Net Revenues for Enterprise Licenses, Client/Server Licenses and OEM Licenses, the royalties due for such Net Revenues, and all other records and documentation that may reasonably be requested by the other Party. Information in such reports, including without limitation, Net Revenue and volume data, shall be deemed Confidential Information of the disclosing Party.

     7.3. Records. Each Party shall keep full, true, and accurate books of account containing all particulars that may be necessary for the purpose of showing amounts payable hereunder. The books of account shall be kept at the Party's principle place of business and shall be open upon reasonable notice and during normal business hours for five (5) years following the end of the calendar year to which they pertain, for inspection by other Party or its agents for the purpose of verifying royalty statements or compliance with other respects of this Agreement. The cost of such audit shall be borne by the Party requesting the audit, except as set forth below. Any fees found by such audit to be overdue shall promptly be paid. In addition, if the audit reveals that underpayment exceeds five percent (5%) of the amounts due hereunder for the period being audited, the Party that has made the underpayment shall pay the cost of the audit.

8.   WARRANTY

     8.1. Limited Warranty. ESPS warrants that (i) ESPS has all Intellectual Property Rights necessary to license the ESPS Software to Adobe in accordance with the terms of this Agreement; and (ii) the ESPS Software will be free from Material Defects for a period of ninety (90) days from the date of delivery to Adobe. ESPS' sole responsibility under this Section 8(ii) warranty shall be, at ESPS' option, to either repair or replace the ESPS Software.

     8.2. Limitations. The foregoing warranties apply only to Adobe. ESPS shall provide warranty service only for the most current version of the ESPS Software. ESPS shall have no obligation to provide warranty services to the extent that the Material

Defect in the ESPS Software is caused by malfunction of non-ESPS hardware or software, by modification of the ESPS Software not made by ESPS, by operator error, or by use of the ESPS Software that is not in accordance with the operating instructions for the ESPS Software.

     8.3. Disclaimer. EXCEPT FOR THE EXPRESS WARRANTIES STATED HEREIN, THE ESPS SOFTWARE IS PROVIDED TO ADOBE AS IS, AND ESPS MAKES NO WARRANTIES WHATSOEVER WITH RESPECT TO FUNCTIONALITY, OPERABILITY OR USE OF THE ESPS SOFTWARE. ESPS HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE ESPS SOFTWARE OR OTHERWISE HEREUNDER, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

9.   INDEMNIFICATION

     Except as provided in Articles 8 and 10, Adobe will defend, at its expense, any action brought against ESPS to the extent that it is based on a claim by a third party based on the actions or omissions of Adobe regarding the distribution of the ESPS Software by Adobe hereunder and Adobe will indemnify ESPS from any costs, damages and fees incurred by ESPS from such claim. ESPS agrees to notify Adobe promptly in writing of any claim, to permit Adobe to defend, compromise or settle the claim and to provide all available information and assistance regarding such claim.

10.  INTELLECTUAL PROPERTY INDEMNIFICATION

     10.1. Indemnification. ESPS will defend, at its expense, any action brought against Adobe to the extent that it is based on a claim that the use of the ESPS Software, ESPS Documentation or ESPS' Marks by Adobe in accordance with this Agreement infringes any copyright, trademark, or United States patent, and ESPS will indemnify Adobe from any costs, damages and fees incurred by Adobe from such action. Adobe agrees to notify ESPS promptly in writing of any claim, to permit ESPS to defend, compromise or settle the claim and to provide all available information and assistance regarding such claim.

     10.2. Remedies. Should the ESPS Software become, or in ESPS' opinion be likely to become, the subject of a claim for infringement of a copyright, trademark, or United States patent, ESPS may (i) procure for Adobe, at no cost to Adobe, the right to continue to use the ESPS Software, (ii) replace or modify the ESPS Software at no cost to Adobe, to make such software non-infringing, provided that the replacement or modified ESPS Software provides substantially similar function and performance; or (iii) if neither (i) or (ii) are practical, terminate the right to use such ESPS Software, and ESPS shall reimburse Adobe for all license fees and royalties paid by Adobe to ESPS, as depreciated on a straight-line five (5) year basis. None of these remedies shall relieve ESPS of its obligations under 10.1.

     10.3. Limitation of Liability. ESPS shall have no liability for any claim to the extent that such claim is based upon: (i) the combination, operation or use of any ESPS Software with equipment, devices or software not supplied or specified by ESPS; (ii) the alteration or modification of any ESPS Software that was not made by ESPS; or (iii) the failure by Adobe or its customers to use the most current version of the ESPS Software.

     10.4. Entire Liability. This Article 10 states the entire liability of ESPS with respect to infringement of any intellectual property rights by the ESPS Software and ESPS shall have no additional liability with respect to any alleged or proven infringement.

     10.5. Notification of Unauthorized Use. Adobe shall promptly notify ESPS in writing upon its discovery for any unauthorized use or infringement of the ESPS Software, or ESPS's Intellectual Property Rights with respect thereto. ESPS shall have the sole and exclusive right to bring an infringement action or proceeding against any infringing third party, and, in the event that ESPS brings such an action or proceeding, Adobe shall, at ESPS' expense, cooperate and provide full information and assistance to ESPS and its counsel in connection with any such action or proceeding.

11. LIMITATION OF LIABILITY

     11.1. Consequential Damages. EXCEPT FOR SECTION 10, UNDER NO CIRCUMSTANCES WHATSOEVER SHALL ESPS OR ADOBE BE LIABLE FOR SPECIAL, INCIDENTIAL, OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION, LOST PROFITS OR LOSSES RESULTING FROM BUSINESS INTERRUPTION, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OR LIKELIHOOD OF SUCH DAMAGES. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

     11.2. Liability Limitation. In no event shall ESPS's liability for any and all claims, losses or damages arising out of or relating to, in whole or in part, this Agreement or any services provided hereunder exceed (i) all amounts paid by Adobe to ESPS hereunder or (ii) two million, seven hundred thousand dollars ($2,700,000) regardless of the form of action or legal theory under which liability may be asserted.

12.  TERM AND TERMINATION

     12.1. Term. This Agreement shall continue in force for an initial term of five (5) years from the Effective Date unless terminated earlier under the provisions of this Article 11. Upon the expiration of the initial term, this Agreement shall be automatically renewed for consecutive additional one year terms ("Renewal Terms") unless the Agreement has previously been terminated under this Article 2. Either party may terminate this Agreement at the end of the initial term or any Renewal Term by providing the other Party with notice of termination at least ninety (90) days prior to end of such initial term or Renewal Term.

     12.2. Termination for Cause. In the event of any material breach of this Agreement, the non-breaching Party may terminate this Agreement by giving sixty
(60) days' prior written notice to the other Party; provided, however, that this Agreement shall not terminate if the other Party has cured the breach prior to the expiration of such sixty (60) day period, or if such breach cannot be cured within such sixty (60) day period, the other Party has taken steps within such sixty (60) day period to cure the breach and thereafter cured such breach as soon as practicable.

     12.3. Termination for Insolvency. This Agreement may be terminated by either party (i) upon the institution by or against the other Party of insolvency, receivership or bankruptcy proceedings, (ii) upon the other Party's making an assignment for the benefit of creditors, or (iii) upon the other Party's dissolution or ceasing to do business.

     12.4. Effect of Termination. Upon termination of this Agreement for any reason:

           (i) The license granted under this Agreement shall immediately terminate, provided that Adobe shall retain the right to use the ESPS Software to provide Level I and Level II Support to existing customers and ESPS will continue to provide Level III support to Adobe under Section 5.5 and for a period of three (3) months following termination; however, Adobe is under no obligation to provide support to existing customers upon termination of agreement.

           (ii) Customers properly sublicensed prior to the termination shall have the right to continue to use the ESPS Software pursuant to the terms and conditions of their respective sublicense agreements;

           (iii) Except as necessary to provide Support Services under Section 4.7, Adobe shall return to ESPS the Confidential Information, Documentation and all other tangible materials related to the ESPS Software, all translations thereof; and

           (iv) Termination of this Agreement by either Party shall be without prejudice to that Party's other rights and remedies hereunder, subject to any limitations on remedies provided herein.

     12.5. Survival. The provisions of Sections 4.7, 5.5, 6.2, 6.5, 8.3, 12.4 and 12.5 and Articles 3, 7, 9, 10 and 11 shall survive the termination of this Agreement for any reason.

13.  EXPORT COMPLIANCE

     The rights and obligations of ESPS and Adobe hereunder shall be subject to such United States laws and regulations as shall from time to time govern the license and delivery of technology abroad by persons subject to the jurisdiction of the United States, including the Export Administration Act of 1979, as amended, any successor legislation to the Export Administration Act of 1979, and the Export Administration regulations issued by the Department of Commerce, International Trade Administration, Office of Export Administration. ESPS and Adobe each shall certify that they shall not directly or indirectly, export, reexport or transship the ESPS Software or any parts or copies thereof in such a manner as to violate such laws and regulations in effect from time to time. ESPS represents that the ESPS Software delivered to Adobe shall qualify for a general export license under the Export Administration Act and that the ESPS Software shall not include encryption technology that precludes qualification for such general license.

14.  DISPUTE RESOLUTION

     In the event that a controversy or claim arises relating to this Agreement, or the breach thereof, the Parties shall use good faith efforts to resolve such controversy or claim without resort to litigation. Upon written notice of any such dispute ("Dispute Notice"), the managers for distribution of the ESPS Software for each Party must consult with each other to attempt to resolve the matter amicably for a period of at least thirty (30) days. In the event that the Parties are unable to reach an accommodation within such thirty (30) day period, senior management from both ESPS and Adobe with authority to settle the controversy or claim shall hold a meeting and use good faith efforts to resolve the dispute within the following thirty (30) days. An attempt to arrive at a settlement shall be deemed to have failed only if after such sixty (60) day resolution period one of the Parties notifies the other Party in writing of such failure.

15.  GENERAL PROVISIONS

     15.1. Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York, U.S.A., without reference to conflicts of law principles.

     15.2. Entire Agreement. This Agreement sets forth the entire agreement and understanding of the Parties relating to the subject matter herein and merges all prior discussions between the Parties. No modification or amendment of this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the Party to be charged.

     15.3. Notice. All notices and other communications hereunder shall be in writing and shall be deemed effective when delivered by hand or by facsimile transmission, when telexed or upon receipt when mailed by registered or certified mail (return receipt requested) postage prepaid, to the Parties at the address first listed above (or at such other address for a Party as shall be specified by like notice). No change of address shall be binding upon the other Party hereto until written notice thereof is received by such Party at the address shown herein.

     15.4. Force Majeure. Except for the obligation to make payment, nonperformance of either Party shall be excused to the extent the performance is rendered impossible by strike, fire, flood, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control of and not caused by the negligence of the non-performing Party. Each Party agrees to promptly notify the other of any such circumstance delaying its performance and to resume performance as so as reasonably practicable, but in no case greater than one hundred twenty (120) days.

     15.5. Non-assignability and Binding Effect. Neither Party shall assign this Agreement to any third party without the prior written consent of the other Party provided that, subject to the provisions of Section 2.7, the merger or consolidation of one Party into, or the sale of all or substantially all of the assets of such Party to, a third party shall not be deemed to be an assignment. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their permitted successors and assigns.

     15.6. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

     15.7. Severability. The provisions of this Agreement are severable, and in the event that any provision of this Agreement shall be determined to be invalid or unenforceable under any controlling body of law, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof.

     IN WITNESS WHEREOF, the Parties have entered into this Agreement as of the date first set forth above.

ELECTRONIC SUBMISSION                         ADOBE SYSTEMS, INC.
PUBLISHING SYSTEMS, INC.

 /s/ Terrence A. Brennan                       /s/ [SIGNATURE ILLEGIBLE]
------------------------------                ------------------------------
Authorized Signature                          Authorized Signature
 /s/ Terrence A. Brennan                       /s/ [SIGNATURE ILLEGIBLE]
------------------------------                ------------------------------
Printed Name                                  Printed Name
 President CEO                                  Vice President
------------------------------                ------------------------------
Title                                         Title
 Nov 18 1997                                   Nov 6 1992
------------------------------                ------------------------------
Date                                          Date

                                   EXHIBIT A

                                Specifications
                                --------------

Definition of Products
----------------------

The following products are going to be delivered to Adobe from ESPS:

          1.   PDF Press Client
          2.   PDF Press Server

Each of these products will be described below. In addition to these products, a series of plug-ins will be delivered. These plug-ins each support a different source document types.

PDF Press Client
----------------

          The PDF press client is a product that gives the user PDF transformation and compound document publishing features. The product has a GUI that allows for compound document assembly. This GUI supports the following features.

     Drag and Drop insertion of PDF files
     Drag and Drop manipulation of the compound document
     Viewing of PDF files
     Transformation of supported source documents to PDF (See supported content types)
     Printing of the compound document structure
     Saving of the compound document
     Publishing the compound document to PDF
     Publishing the compound document to a LAN printer
     Publishing with headers and footers with static text and pagination information
     Publishing with a table of contents
     Publishing with a cover page
     Publishing with navigation hot spots
     Publishing with a watermark
     Create Thumbnails for the PDF
     Bookmark the PDF, if the source application supports it
     Optimize and linearize the PDF
     Apply PDF security options

Platforms Supported
     Windows 95
     Windows NT 4.0

Inputs to system:
     Drag and Drop messages from the file system
     Right click menu from Windows Explorer
     File selection from standard windows dialogs
     Proprietary Compound Document files

Error Reporting
          The PDF Press Client reports errors in the main window of the application. The user has the options of specifying two different log files, one for all messages and one for errors only. The application also reports errors from the server about jobs it has sent.

Additional Software Required
     Acrobat Exchange 3.0 or greater
     Acrobat Distiller--optional
     Acrobat PDF writer--optional
     Source applications required for transformation

PDF Press Server
----------------

          The PDF Press Server is a product that provides the server side of the PDF Press Client. This product will receive requests from the clients and process the jobs without utilizing the client machine for transformation or publishing. PDF Press Server is also the server side of the PDF Press SDK. Applications wishing to provide transformation and publishing functionality on a server will interface to the PDF Press SDK objects through PDF Press Server. When the PDF Press Server is installed, the PDF Press client will gain new capabilities. These include:

     Support for watched folders
     Support for transformation scheduling
     Support for templates of publication styles
     Support for Drag and Drop of any supported file type, not just PDF's Support for document variables in the headers and footers
     OLE Automation support

Intended Audience:
          The audience for this product is Acrobat users that want a simple way to create and publish PDF files from source documents on a file system utilizing a server or users wishing to provide a server interface into their own document repository.

Platforms Supported
     Windows NT 4.0

Inputs to system:
     Job Requests sent by PDF Press Clients

Other required software
     Acrobat Distiller 3.0 or greater (optional)
     PDF Writer 3.0 or greater
     Acrobat Exchange 3.0 or greater
     Source applications

Error Reporting
     The PDF Press server reports errors in the main window of the application. The user has the options of specifying two different log files, one for all messages and one for errors only.
     Errors will be sent back to the clients.

Restart Recovery Processing
          The PDF Press Server has the option of specifying three different restart recovery time outs. If the current functionality has not completed in the allotted time, the Transform Object will halt processing and fail the current job. The three timeout parameters, in minutes, are:

     Maximum Postscript creation time
     Maximum distill time
     Maximum bookmark extraction time

Contents Types Supported
------------------------

Each of the content types listed below will be supported through a plug-in interface. A plug-in DLL will be provided that has the capability to create a PDF or PostScript version of the source file. If the plug-in has any options that can be selected, the plug-in is responsible for providing a dialog for collecting the information. Initial delivery of the product is for US English versions of the plug-ins. These will support the US versions of the products listed below. German, French and Japanese product support will be provided during the localization phase of the project.

     Adobe Capture
          PostScript Options
               No Transformation options

          Extraction Options
               Extraction not supported

          Versions supported
               Version 2.0

     Adobe FrameMaker
          PostScript Options
               No Transformation options

          Extraction Options
               No extraction options, bookmarks are generated from table of contents entries

          Versions supported
               Version 5.5

     Adobe Illustrator
          PostScript Options
               No Transformation options

          Extraction Options
               Extraction not supported

          Versions supported
               Version 7.0

     Adobe PageMaker
          PostScript Options
               No Transformation options

          Extraction Options
               Extraction not supported

          Versions supported
               Version 6.5

     Adobe Persuasion
          PostScript Options
               No Transformation options

          Extraction Options
               Extraction not supported

          Versions supported
               Version 6.0

     Adobe Exchange
          PostScript Options
               No Transformation options

          Extraction Options
               Extraction not supported
               Bookmarks are preserved

          Versions supported
               Version 3.0
               Version 3.01

     Adobe PhotoShop
          PostScript Options
               No Transformation options

          Extraction Options
               Extraction not supported

          Versions supported
               Version 4.0

     Adobe Postscript
          PostScript Options
               No Transformation options

          Extraction Options
               Extraction not supported

          Versions supported
               Versions supported by Distiller 3.01

     ASCII Text
          PostScript Options
               Paper size
               Orientation
               Font
               Font size
               Use/don't use printer control characters
               Margins
               Characters/line
               Lines/page
               Fit font to margin

          Extraction Options
               Extraction not supported

          Versions supported
               English Version

     AutoCAD (Support through INSO filter)
          PostScript Options
               No Transformation options

          Extraction Options
               Extraction not supported

          Versions supported
               Current Shipping Version

     Corel DRAW
          PostScript Options
               No Transformation options

          Extraction Options
               Extraction not supported

          Versions supported
               Version 7.0

     Corel PHOTO-PAINT
          PostScript Options
               No Transformation options

          Extraction Options
               Extraction not supported

          Versions supported
               Version 7.0

     Corel Presentations
          PostScript Options
               No Transformation options

          Extraction Options
               Extraction not supported

          Versions supported
               Version 8.0

     Corel Quattro Pro
          PostScript Options
               No Transformation options

          Extraction Options
               Extraction not supported

          Versions supported
               Version 8.0

     Corel WordPerfect
          PostScript Options
               Suppress headers and footers

          Extraction Options
               Extraction not supported
               Bookmarks are created from table of contents

          Versions supported
               Version 7.0
               Version 8.0

     Harvard Graphics
          PostScript Options
               No Transformation options

          Extraction Options
               Extraction not supported

          Versions supported
               Version 4.0

     Interleaf
          PostScript Options
               Suppress headers and footers

          Extraction Options
               Bookmarks created from TOC's

          Versions supported
               Version 6.2

     Lotus 123
          PostScript Options
               No Transformation options

          Extraction Options
               Extraction not supported

          Versions supported
               97 Edition

     Lotus FreeLance
          PostScript Options
               No Transformation options

          Extraction Options
               Extraction not supported

          Versions supported
               97 Edition

     Lotus Word Pro
          PostScript Options
               No Transformation options

          Extraction Options
               Extraction not supported
               Bookmarks are created from table of contents

          Versions supported
               97 Edition

     MacroMedia FreeHand
          PostScript Options
               No Transformation options

          Extraction Options
               Extraction not supported

          Versions supported
               Version 7.0

     Microsoft Excel
          PostScript Options

               No Transformation options

          Extraction Options
               Extraction not supported

          Versions supported
               97 Edition

     Microsoft Internet Explore
          PostScript Options
               No Transformation options

          Extraction Options
               Extraction not supported

          Versions supported
               Version 4.0

     Microsoft PowerPoint
          PostScript Options
               Print black and white
               Scale to fit
               Frame slides
               Print notes

          Extraction Options
               Remove special characters
               Bookmarks are created from slide titles

          Versions supported
               97 Edition

     Microsoft Project
          PostScript Options
               No Transformation options

          Extraction Options
               Extraction not supported

          Versions supported
               97 Edition

     Microsoft Word
          PostScript Options
               Suppress headers and footers

          Extraction Options
               Define number of TOC levels for bookmarks

          Versions supported
               97 Edition

     Microsoft WordPad
          PostScript Options
               No Transformation options

          Extraction Options
               Extraction not supported

          Versions supported
               Version 4.0

     Netscape Navigator
          PostScript Options
               No Transformation options

          Extraction Options
               Extraction not supported

          Versions supported
               Version 4.0

     Quark
          PostScript Options
               No Transformation options

          Extraction Options
               Extraction not supported

          Versions supported
               Version 3.32

     Visio
          PostScript Options
               No Transformation options

          Extraction Options
               Extraction not supported

          Versions supported
               Version 5.0

     Wang Image Viewer
          PostScript Options
               No Transformation options

          Extraction Options
               Extraction not supported

          Versions supported
               W95 Edition
               WNT Edition


Customization Options
---------------------
     The PDFPress SDK is for companies that want to integrate all of the functionality of the transformation and publishing process into their own applications using their native document repositories. For the PDFPress SDK, interfaces into PDFPress Server and PDFPress Client will be documented. The PDFPress SDK will also include all header files, documentation, and libraries required to access the OLE Automation interface to these objects. The SDK will also document the plug-in interface that is used for transformation.

Localization Issues
-------------------
     Adobe will provide localization service for translating dialogs and messages in the PDF Press client and server. The products will be localized for French, German and Japanese. ESPS will be responsible for any code changes in addition to the dialog and message resources.

PDFPress Standalone Client Software
-----------------------------------
     The Specifications for the Standalone PDF Press Client Software will be mutually agreed upon by ESPS and Adobe prior to delivery under Section 5.1 of the Agreement.

                                   EXHIBIT B

                               Delivery Schedule
                               -----------------

PDFPress Client Software and PDFPress Server Software (including US Plug-Ins and
--------------------------------------------------------------------------------
SDK)
----


                              Alpha Version  -  12/31/97 (target)

                               Beta Version  -   2/25/98 (target)

                  Release Candidate Version  -   4/22/98


PDFPress Standalone Client Software
-----------------------------------

     To be determined by mutual agreement of ESPS and Adobe

                                   EXHIBIT C

                                Named Accounts
                                --------------

Documentum, Inc.
5761 Gibraltar Drive
Pleasanton, CA 94588-8547

FileNet
10900 N.E. 8/th/ Street
700 Plaza Center
Bellevue, WA 98004

PC DOCS, Inc.
25 Burlington Mall Road
Burlington, MA 01803

NovaSoft Systems, Inc.
10 Burlington Mall Road
Burlington, MA 01803

OpenText, Inc.
185 Columbia Street West
Waterloo, Ontario N2L 5Z5

                                   EXHIBIT D

                       Standard Adobe License Agreement
                       --------------------------------

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